EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE
OFFICER OF HOLLY CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the accompanying report on Form 10-K for the period ending December 31, 2009 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew P. Clifton, Chief Executive Officer of Holly Corporation (the “Company”) hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 26, 2010	/s/ Matthew P. Clifton
Matthew P. Clifton
Chief Executive Officer